UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.    Results of Operations and Financial Condition.
On December 11, 2024, Olin Corporation (“Olin”) made the determination to permanently close its Chlorine 3 manufacturing facility, located at the Freeport, Texas site. The closure is expected to be completed by December 31, 2025. As a result of this action, Olin expects to incur approximately $35 million of pretax restructuring costs related to decommissioning and demolition expenses through 2030.
Item 7.01.    Regulation FD Disclosure.
In accordance with General Instruction B.2. of Form 8-K, the following information and the attached Exhibits 99.1 and 99.2 are being furnished and shall not be deemed "filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.
In Olin’s press release dated December 12, 2024, attached as Exhibit 99.1, and incorporated herein by reference, Olin announced its Board of Directors approved new share repurchases of up to $1.3 billion of Olin common stock, increasing the current share repurchase authorization to $2.0 billion.
Also attached as Exhibit 99.2, and incorporated herein by reference, is a copy of the presentation posted to Olin’s website on December 12, 2024, which will be presented at Olin’s Investor Day on December 12, 2024 in New York, New York.
Item 8.01.    Other Events.
On December 11, 2024, Olin’s Board authorized a new $1.3 billion share repurchase program, increasing the current share repurchase authorization to $2.0 billion. The timing of share repurchases under this program depends on the marketplace conditions and other factors, and the program remains subject to the discretion of the Board.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press release announcing $1.3 billion share repurchase program, dated December 12, 2024
99.2	Investor Day 2024 presentation slides, dated December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Inchan Hwang
	Name:	Inchan Hwang
	Title:	Vice President, Deputy General Counsel and Secretary

Date: December 12, 2024